united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

Semi-Annual Report
December 31, 2015

1-855-BUY-GNKO
www.ginkgofunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Ginkgo Multi-Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

February 10, 2016

Dear Fellow Ginkgo Multi-Strategy Fund Shareholder,

We continue to feel that the Ginkgo Multi-Strategy Fund is a uniquely designed mutual fund that we believe is a great asset for our shareholders to own. The Fund’s ability to be tactical and active should help it to adapt and benefit from a large variety of market conditions. Whether capital markets are rising, declining, relatively flat, or bouncing back-and-forth, this tactical approach seeks to allow the Ginkgo Multi-Strategy Fund to participate in market gains when they are available, and to avoid significant drawdowns as much as it can. With the extensive market volatility this past year, investing has been a challenge to all investment managers. While we expect this volatility will likely continue, we feel that the Ginkgo Multi-Strategy Fund will be able to benefit from the market conditions we forecast to exist. The Fund will continue to be active in its goal to reposition assets to best take advantage of the evolving market conditions. As we look forward into 2016, we feel even more optimistic that this Fund will perform well for our shareholders.

In recent months the Ginkgo Multi-Strategy Fund has been positioned much more defensively than ever before and we feel that this has been a great benefit to our shareholders. The Fund has held larger cash positions and maintained them for longer periods of time. There are many reasons for the Fund’s more defensive position during this period. These include increased volatility, high equity valuations, declining earnings growth, worsening economic data, cautionary technical indicators, troubling geopolitical conditions and lack of market breadth. The markets have been experiencing significant price swings back and forth, without any real up-ward progress. It seems we are experiencing increased volatility within a range. The S&P 500 has been unable to significantly break out above highs around 2,100 for an entire year. Additionally, revenue growth for the next 12 months is expected to be negative for the first time since coming out of the great recession of 2008. It is important to note that, unlike the last time we were at these levels, we now have a negative slope to the line. Earnings Per Share growth is also downward sloping and in negative territory. Since, peaking at all-time highs at the end of 2014, operating margins have come down as well. However the market is still trading at above average P/E multiples. The S&P 500 is currently selling at 14.9x the next 12 months’ EPS. Fundamentally we do not believe that this environment justifies paying a market premium to own equities at this time. Global economic data continues to worsen and currently China seems to be held up only by its own government’s interventions. Add in the fact that we are now in a rising rate environment due to the Federal Reserve’s recent actions and we have a hard time making an argument to be long equities under current conditions. Given this fundamental backdrop, waiting for more attractive valuations appears to be the most prudent approach at this time.

Over the past two quarters we have seen dramatically decreasing market breadth. By that we mean that the stocks that are preforming well are becoming fewer and fewer. This is evident by seeing small-caps underperform and decline, while the mega-caps were still advancing. This is also evident by looking at sectors, as energy, materials and commodity-related businesses continue to struggle, and only a few sectors seem to be holding up. This lack of breadth is especially true when looking at the 500 stocks in the S&P 500. Last year the 10 largest stocks had an average return of 24.4%. These few stocks are the largest percentage holdings in the S&P 500 index and have the biggest impact. However, last year the S&P 500 Index as a whole declined by -0.73%. As you can see, if these few stocks had not been in the S&P 500, its return in 2015 would have been much worse. At the end of last year, in many cases, it seems the very few outperforming stocks continue to lead, while the stocks that miss on earnings expectations or were not in favor have gotten sternly punished. This lack of breadth is generally viewed as a sign of an unhealthy market.

Whatever the market conditions may be, we are always looking for what we feel are the most compelling investment opportunities. We are always carefully searching for companies with attractive valuations, good solid fundamentals, stock price momentum, and dividends and share buy backs. While we are highly focused on finding these companies, we are also highly focused on protecting principal, and would rather wait patiently for the right time to buy, than to buy in and risk losing significant shareholder principal.

During the last 12 months, we have had varying levels of cash positions, which is an ability that sets the Fund apart from many other mutual funds. Unlike other mutual funds that must remain substantially invested at all times, the Ginkgo Multi-Strategy Fund has the ability to change its allocation in attempting to avoid investing in assets when they are declining. We utilize the cash position as a way to avoid significant market drawdowns with a portion of the assets. We will continue to use a flexible level of our cash position to be defensive, when the market conditions warrant such action.

During the third quarter of 2015 the Ginkgo Multi-Strategy Fund held up significantly better than the equity markets. The S&P 500 ended that quarter with a decline of -6.94%, while the Fund only declined -3.59%. The Fund was able to avoid 3.35%, or nearly half of the decline in the equity markets that occurred in that quarter. For our shareholders, that makes a significant difference. In addition to avoiding the further decline, we also avoided a lot of the volatility for a significant period of this quarter. The Ginkgo Multi-Strategy Fund was able to do this, by utilizing its ability to go to cash. The Fund had some exposure to cash prior to the market’s big sell off. In early August the Fund had about 18% in cash. Then as the decline began to escalate the Fund sold nearly all remaining holdings and moved to about 94.0% in cash and cash-like securities. The Fund remained in this extremely defensive position through the end of the third quarter. By being allocated nearly all in cash, we were able to assure investors that we are in fact able to reallocate the Fund quickly and appropriately in order to protect them from a serious market decline. We also ensured that if the market declined further, the Fund would not be declining along with it. The Ginkgo Fund did what it states it is willing to do, by going to cash in a declining market. When the market was down 7.50% from the S&P 500 peak price the Fund moved essentially all to cash. Throughout the beginning of the third quarter the Fund tracked S&P 500 very closely, until 8/21/15 when the Fund went to nearly all cash. Then we held relatively flat as the market continued to drop. Then while the market remained volatile throughout September, moving back and forth, the Fund was stable and flat.

This fourth quarter was a challenging one given the continued volatility in equity markets. While the equity markets appreciated during the month of October, the Ginkgo Fund remained mostly in safety for the majority of that time. This position proved greatly beneficial during the third quarter of this year and allowed us to protect capital and outperform the equity markets. On a relative basis, that position of safety hurt us some during the month of October but proved beneficial in November and December as the equity markets remained choppy and were unable to rise back to the high on November 3, 2015. Due to our position of safety for the majority of assets throughout this fourth quarter, the Fund did not have a significant return during this period, but did provide greatly reduced volatility. We can see that over a longer cycle of the last six months, that we provided safety and reduced volatility compared to the market. During times of extreme volatility and high market valuations, we feel that this cautious stance is what our Fund should have, based on our investment philosophy. We feel that in the longer-term the strategy of the Ginkgo Fund will show that it can perform well and protect assets.

The Adviser expects to see continued volatility throughout 2016. The Adviser continues to very closely monitor the market conditions at this critical point. If the Adviser determines that equity markets will continue to decline further, then the Adviser plans to reposition the Fund to be able to capitalize on this opportunity. However if the Adviser determines that the conditions in equity markets have improved and the markets are ready to move higher, then the Adviser plans to reposition the Fund to fully participate in the rising market. The adaptability of our investment strategy is one of the most important components for the Ginkgo Multi-Strategy Fund. We feel confident that the Ginkgo Fund will remain active in seeking growth opportunities during good market conditions, and will continue to try to protect assets during market declines. The Adviser is constantly looking toward avoiding a significant stock market downturn, which the Adviser expects is likely to occur within the next few years. The Adviser continues to believe that the Fund needs to be able to avoid significant drawdowns.

The Adviser expects that the tactical nature of the Fund will again display its value to shareholders. The Adviser has been and will continue to try to reposition the Fund’s assets to best take advantage of the market conditions. The Adviser feels that the Fund provides and extremely favorable risk/reward investment and is well-positioned for the given market conditions and is also ready to reallocate when it is appropriate.

Christina V. Winch, CFP®
Chief Executive Officer

4105-NLD-1/22/2016

GINKGO MULTI-STRATEGY FUND
PORTFOLIO REVIEW (Unaudited)
December 31, 2015

The Fund's performance figures* for the periods ended December 31, 2015, as compared to its benchmarks:

	Six Months	One Year	Three Year	Since Inception **
Ginkgo Multi-Strategy Fund - Investor Class	(5.10)%	(11.53)%	2.74%	3.20%
Dow Jones Moderate Portfolio Index ***	(2.81)%	(1.21)%	6.01%	7.11%
Citigroup 1-Month U.S. Treasury Bill Index****	0.01%	0.02%	0.02%	0.03%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund's prospectus dated October 28, 2015 is 2.00% for the Investor Class. Investor Class shares are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-855-BUY-GNKO.

**	Inception date is September 2, 2011.

***	The Dow Jones Moderate Portfolio Index (the “Index”) is based on the Dow Jones Relative Risk Index and consists of 60% equities and 40% fixed income securities. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

****	The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of December 31, 2015
Fund Holdings by Industry/Investment Type	% of Net Assets
Short-Term Investments	54.5%
Exchange Traded Funds - Debt	18.9%
Internet	9.1%
Exchange Traded Funds - Equity	5.0%
Pharmaceuticals	2.3%
Retail	2.2%
Software	2.2%
Computers	2.0%
Media	2.0%
Preferred Stock	0.5%
Other Assets Less Liabilities	1.3%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

GINKGO MULTI-STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2015

Shares		Value
	COMMON STOCKS - 19.8%
	COMPUTERS - 2.0%
5,120	Apple, Inc.	$538,931

	INTERNET - 9.1%
1,210	Alphabet, Inc. *	918,245
910	Amazon.com, Inc. *	615,060
8,505	Facebook, Inc. *	890,134
		2,423,439
	MEDIA - 2.0%
5,090	Walt Disney Co. ^	534,857

	PHARMACEUTICALS - 2.3%
9,010	Bristol-Myers Squibb Co.	619,798

	RETAIL - 2.2%
9,870	Starbucks Corp.	592,496

	SOFTWARE - 2.2%
7,485	Salesforce.com, Inc. *	586,824

	TOTAL COMMON STOCKS (Cost - $5,495,561)	5,296,345

	EXCHANGE TRADED FUNDS - 23.9%
	DEBT FUND - 18.9
59,525	iShares 1-3 Year Treasury Bond ETF ^	5,021,529

	EQUITY FUNDS - 5.0%
66,600	ProShares UltraShort S&P 500 *	1,327,338

	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,406,719)	6,348,867

	PREFERRED STOCK - 0.5%
5,000	Associated Banc-Corp., 8.00% *	130,500
	TOTAL PREFERRED STOCK (Cost - $125,500)

	SHORT-TERM INVESTMENTS - 54.5%
	MONEY MARKET FUND - 54.5%
14,491,641	BlackRock Liquidity Funds Treasury Trust Fund Portfolio - Institutional Class, 0.02% +	14,491,641
	TOTAL SHORT-TERM INVESTMENTS (Cost - $14,491,641)

	TOTAL INVESTMENTS - 98.7% (Cost - $26,519,421)(a)	$26,267,353
	OTHER ASSETS LESS LIABILITIES - 1.3%	333,592
	NET ASSETS - 100.0%	$26,600,945

*	Non-income producing securities.

^	Securities pledged as collateral for borrowing.

+	Money market fund; interest rate reflects seven-day effective yield on December 31, 2015.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $26,602,394 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$21,580
Unrealized depreciation:	(356,621)
Net unrealized depreciation:	$(335,041)

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2015

ASSETS
Investment securities:
At cost	$26,519,421
At value	$26,267,353
Receivable for securities sold	1,282,026
Dividends and interest receivable	9,799
Receivable for Fund shares sold	450
Prepaid expenses and other assets	15,763
TOTAL ASSETS	27,575,391

LIABILITIES
Due to broker	888,981
Payable for Fund shares repurchased	27,582
Investment advisory fees payable	25,326
Distribution (12b-1) fees payable	10,130
Payable to related parties	7,846
Accrued expenses and other liabilities	14,581
TOTAL LIABILITIES	974,446
NET ASSETS	$26,600,945

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$27,523,523
Accumulated net investment loss	(464,888)
Accumulated net realized loss on investments	(205,556)
Net unrealized depreciation of investments	(252,134)
NET ASSETS	$26,600,945

NET ASSET VALUE PER SHARE:
Net Assets	$26,600,945
Shares of beneficial interest outstanding	2,694,120
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.87

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended December 31, 2015

INVESTMENT INCOME
Dividends (includes foreign tax withholding of $219)	$59,304
Interest	845
TOTAL INVESTMENT INCOME	60,149

EXPENSES
Investment advisory fees	157,749
Distribution (12b-1) fees	63,100
Administrative services fees	18,296
Accounting services fees	14,252
Registration fees	12,602
Transfer agent fees	11,594
Interest expense	10,077
Custodian fees	8,823
Printing and postage expenses	8,823
Audit fees	7,562
Legal fees	7,562
Compliance officer fees	7,058
Trustees fees and expenses	6,302
Insurance expense	1,260
Other expenses	2,521
TOTAL EXPENSES	337,581

NET INVESTMENT LOSS	(277,432)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on investments	(207,031)
Net realized loss on foreign currency transactions	(5)
Net realized gain on securities sold short	84,556
Net change in unrealized depreciation on investments and foreign currency translations	(1,220,924)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(1,343,404)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,620,836)

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	December 31, 2015	Year Ended
	(Unaudited)	June 30, 2015
FROM OPERATIONS
Net investment loss	$(277,432)	$(277,154)
Net realized gain (loss) on investments, options purchased, securities sold short and foreign currency transactions	(122,480)	1,242,432
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,220,924)	(3,945,684)
Net decrease in net assets resulting from operations	(1,620,836)	(2,980,406)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(1,277,963)	(2,280,672)
Net decrease in net assets resulting from distributions to shareholders	(1,277,963)	(2,280,672)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	154,325	5,302,956
Net asset value of shares issued in reinvestment of distributions	1,277,736	2,280,400
Payments for shares redeemed	(5,183,458)	(21,866,212)
Redemption fee proceeds	6	37
Net decrease in net assets resulting from shares of beneficial interest	(3,751,391)	(14,282,819)

TOTAL DECREASE IN NET ASSETS	(6,650,190)	(19,543,897)

NET ASSETS
Beginning of Period	33,251,135	52,795,032
End of Period *	$26,600,945	$33,251,135
* Includes accumulated net investment loss of:	$(464,888)	$(187,456)

SHARE ACTIVITY
Shares Sold	14,406	452,638
Shares Reinvested	128,287	197,437
Shares Redeemed	(509,398)	(1,963,465)
Net decrease in shares of beneficial interest outstanding	(366,705)	(1,313,390)

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Investor Class
	For the
	Six Months Ended		For the		For the		For the	For the
	December 31, 2015		Year Ended		Year Ended		Year Ended	Period Ended
	(Unaudited)		June 30, 2015		June 30, 2014		June 30, 2013	June 30, 2012 (1)

Net asset value, beginning of period	$10.86		$12.07		$11.17		$10.11	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.09)		(0.06)		(0.04)		0.09	0.12
Net realized and unrealized gain (loss) on investments	(0.46)		(0.62)		1.40		1.07	0.11
Total from investment operations	(0.55)		(0.68)		1.36		1.16	0.23
Less distributions from:
Net investment income	—		—		—		(0.10)	(0.12)
Net realized gains	(0.44)		(0.53)		(0.46)		—	—
Total distributions	(0.44)		(0.53)		(0.46)		(0.10)	(0.12)
Paid-in-capital from redemption fees (2)	0.00	**	0.00	**	0.00	**	0.00 **	0.00	**
Net asset value, end of period	$9.87		$10.86		$12.07		$11.17	$10.11
Total return (3)	(5.10	)% (4)	(5.91)%		12.50%		11.52%	2.28	% (4)
Net assets, end of period (000s)	$26,601		$33,251		$52,795		$37,322	$30,986
Ratio of expenses to average net assets (5)	2.14	% (6,7)	1.91	% (7)	1.93	% (7)	1.89%	2.19	% (6)
Ratio of net investment income (loss) to average net assets (5,8)	(1.70	)% (6,7)	(0.55	)% (7)	(0.31	)% (7)	0.86%	1.46	% (6)
Portfolio Turnover Rate	1271	% (4)	607%		304%		221%	187	% (4)

(1)	Ginkgo Multi-Strategy Fund commenced operations on September 2, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of redemption fees and are historical in nature and represent the rate an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

(4)	Not annualized.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Includes interest expense. Excluding interest expense, the ratio of expenses to average net assets would have been 2.08% and the ratio of net investment loss to average net assets would have been (1.63)% for the six months ended December 31, 2015. Excluding interest expense, the ratio of expenses to average net assets would have been 1.87% and the ratio of net investment loss to average net assets would have been (0.51)% for the year ended June 30, 2015. Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.88% and the ratio of net investment loss to average net assets would have been (0.26)% for the year ended June 30, 2014.

(8)	Recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

**	Per share amount represents less than $0.01 per share

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

December 31, 2015

1.	ORGANIZATION

Ginkgo Multi-Strategy Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers one class of shares: Investor Class shares, which are offered at net asset value. The investment objective of the Fund is total return from income and capital appreciation. The Fund commenced operations on September 2, 2011. The Fund has three classes of shares: Class A shares, Class C shares and Investor Class shares. Class A and Class C shares are not currently available for purchase.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trusts’ Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may invest in portfolios of open-end or closed-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2015

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2015 for the Fund’s assets and liabilities measured at fair value:

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2015

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$5,296,345	$—	$—	$5,296,345
Exchange Traded Funds	6,348,867	—	—	6,348,867
Preferred Stock	—	130,500	—	130,500
Short-Term Investments	14,491,641	—	—	14,491,641
Total	$26,136,853	$130,500	$—	$26,267,353

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into or out of Level 1 or Level 2 at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the returns filed for the open tax years (2012 – 2014), or expected to be taken in the Fund’s tax returns for the year ended June 30, 2015. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Fund will declare distributions from and pays net realized capital gains, if any, annually. The character of income and gains distributed is determined in accordance with

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2015

Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Winch Advisory Services, LLC (the “Advisor”), serves as investment advisor to the Fund.

Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the six months ended December 31, 2015, the Advisor earned fees of $157,749.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan for Investor Class shares (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund pays 0.40% per year of the average daily net assets of Investor Class shares for such distribution and shareholder service activities. For the six months ended December 31, 2015, the Fund incurred distribution fees of $63,100 for Investor Class shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the six months ended December 31, 2015 amounted to $170,176,976 and $202,538,946, respectively.

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2015

5.	BORROWING

For the six months ended December 31, 2015, borrowings by the Fund were as follows:

	Weighted	Weighted	Number of	Interest	Maximum Amount
	Average	Average	Days	Expense	Borrowed During
Ginkgo Multi-Strategy Fund	Interest Rate	Loan Balance	Outstanding	Incurred	the Year
Goldman Sachs Margin Account	1.78%	$844,260	184	$10,077	$1,461,691

As of December 31, 2015, Ginkgo Multi-Strategy Fund had an outstanding loan balance in the amount of $888,981. This is reflected as “Due to Broker” in the Statement of Assets and Liabilities.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the six months ended December 31, 2015, the Fund assessed redemption fees of $6.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2015	June 30, 2014
Ordinary Income	$937,842	$1,060,895
Long-Term Capital Gains	1,342,830	508,559
Return of Capital	—	—
	$2,280,672	$1,569,454

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficit)
$—	$1,277,860	$—	$—	$(187,456)	$885,817	$1,976,221

The difference between book basis and tax basis unrealized depreciation and accumulated net realized gain from security transportation is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $187,456.

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2015

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains and net operating losses, and tax adjustments for partnerships, grantor trust and the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days, resulted in reclassification for the year ended June 30, 2015 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Loss	Gain
$(89,548)	$89,698	$(150)

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2015, TD Ameritrade, Inc. held approximately 99.95% of the voting securities of the Fund for the benefit of others. The Fund has no knowledge as to whether all or any portion of the shares owned on record by TD Ameritrade, Inc. are also owned beneficially by any party who would be presumed to control the Fund.

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the BlackRock Liquidity Funds Treasury Trust Fund Portfolio (the “BlackRock Fund”). The Fund may redeem its investment from the BlackRock Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of the BlackRock Fund. The financial statements of the BlackRock Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2015, the percentage of the Fund’s net assets invested in the BlackRock Fund was 54.5%.

10.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GINKGO MULTI-STRATEGY FUND

EXPENSE EXAMPLES (Unaudited)

December 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	7/1/15	12/31/15	7/1/15 – 12/31/15*	7/1/15 – 12/31/15**
Investor Class	$1,000.00	$949.00	$10.19	2.08%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	7/1/15	12/31/15	7/1/15 – 12/31/15*	7/1/15 – 12/31/15**
Investor Class	$1,000.00	$1,014.68	$10.53	2.08%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

**	Annualized.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-BUY-GNKO or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-BUY-GNKO.

INVESTMENT ADVISOR
Winch Advisory Services, LLC
424 East Wisconsin Ave.
Appleton, WI 54911

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr., Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/9/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/9/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 3/9/16